SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

REPARE THERAPEUTICS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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P.O. BOX 8016, CARY, NC 27512-9903

Repare Therapeutics Inc.

Important Notice Regarding the

Availability of Proxy Materials

Shareholders Meeting to be held on

May 13, 2021

For Shareholders as of record on March 29, 2021

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend meeting, go to: www.proxydocs.com/RPTX. The proxy materials are also available at: www.sedar.com.

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials

and VOTE go to www.proxydocs.com/RPTX

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for the deadline to submit voting instructions, as applicable, and this year’s meeting, you must make this request on or before 5:00 PM, Eastern Time, on May 03, 2021.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/RPTX	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Repare Therapeutics Inc.

Meeting Type: Annual Meeting of Shareholders

Date:    Thursday, May 13, 2021

Time:    10:30 AM, Eastern Time

Place: Annual Meeting to be held live via live webcast - please visit www.proxydocs.com/RPTX for more details.

To appoint a third party proxyholder, a shareholder of record must return its proxy card by mail in accordance with the instructions provided in the proxy materials by no later than by 10:00 AM, Eastern Time, on May 11, 2021.

For information about this notice, please call (888) 464-5457. You must pre-register to attend the meeting online and/or participate at www.proxydocs.com/RPTX. SEE REVERSE FOR FULL AGENDA

Repare Therapeutics Inc.

Annual Meeting of Shareholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

            FOR ON PROPOSALS 1 AND 2

              PROPOSAL

1.	To elect three Class I directors to our board of directors, each to hold office until our Annual Meeting of Shareholders in 2024.

1.01	Jerel Davis, Ph.D.

1.02	Todd Foley

1.03	Ann D. Rhoads

2.	To appoint Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021.

3.	To conduct any other business properly brought before the Annual Meeting.

For additional information, see “Proposal 1: Election of Directors” and “Proposal 2: Appointment of Independent Registered Public Accounting Firm” of the proxy statement for the 2021 Annual Meeting of Shareholders of Repare Therapeutics Inc.